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                                                                    EXHIBIT 10.6


                           FIRST AMENDMENT TO LEASE
                           ------------------------

     THIS FIRST AMENDMENT TO LEASE dated as of the 23rd day of July, 1998, by and between 1120 VERMONT AVENUE ASSOCIATES, a District of Columbia limited partnership ("Landlord"), and FOCAL COMMUNICATIONS CORPORATION, a Delaware corporation duly qualified to transact business in the District of Columbia ("Tenant").

     WITNESSETH:

     WHEREAS, by Office Lease Agreement dated the 4th day of May, 1998 (the "Lease"), Landlord leased unto Tenant approximately 19,414 square feet of space (the "Premises") in that certain building known by street address as 1120 Vermont Avenue, NW, Washington, D.C. (the "Building"); and

     WHEREAS, said Lease also provided Tenant with the right to use the "Roof "Area" and "Outside Area" as such terms are defined under the Lease; and

     WHEREAS, the particular dimensions of both the Roof Area and Outside Area have been modified by the parties and the parties desire to amend the Lease to reflect such modification, all upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing, and such other good and valuable consideration, the receipt and sufficiency of which being hereby acknowledged, the parties do hereby covenant and agree to amend the Lease as follows:

     1. Exhibit A. Exhibit A, of the Lease is hereby deleted in its entirety and is replaced with Exhibit A (comprised of three (3) pages) attached hereto.

     2. Recitals and Define Terms. The recitals set forth in the preamble are hereby incorporated in and made a part of this First Amendment to Lease. Capitalized terms used herein that are defined in the Lease and not defined herein shall have the meaning assigned to them in the Lease.

     3. Ratification. Except as herein modified, the Lease shall be and remain in full force and effect, including without limitations, the obligations of Tenant to pay all Base Rental, Additional Rental and Supplemental Rent as provided for thereunder.

     4. Multiple Counterparts. This First Amendment to Lease may be executed in a number of counterparts, all of which taken together shall for all purposes constitute one document, binding on all parties.

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     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed on the day and year first hereinabove written.


WITNESS/ATTEST:           LANDLORD:
                          ---------

                          1120 VERMONT AVENUE ASSOCIATES

/s/ J. Scott Ogden        By: /s/ Sylvan C. Herman, General Partner [SEAL]
----------------------       ---------------------------------------
    J. Scott Ogden                 Sylvan C. Herman, General Partner


                          TENANT:
                          -------

                          FOCAL COMMUNICATIONS CORPORATION

                          By: /s/ Brian F. Addy                     [SEAL]
----------------------       ---------------------------------------
    (Secretary)              Authorized Officer and Attorney-In-Fact
                             Brian F. Addy,  Executive Vice President

(Corporate Seal)



                                       2
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EXHIBIT A
 1 of 3
 4/1/98

                       FOCAL COMMUNICATIONS CORPORATION
                                 TERRACE LEVEL
                            19,414 WDCAR S.F. TOTAL


                              [MAP APPEARS HERE]

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                                                                       EXHIBIT A
                                                                         2 of 3

                              [MAP APPEARS HERE]
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                                                                       EXHIBIT A
                                                                         3 of 3

                              [MAP APPEARS HERE]